SUPPLEMENT DATED MARCH 15, 2013

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Pacific Select Fund (Fund) Class I and P Shares prospectus dated May 1, 2012, as supplemented August 24, 2012, September 28, 2012, December 19, 2012 and February 26, 2013 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of May 1, 2013. Remember to review the Prospectus for other important information.

Large-Cap Growth Portfolio – Effective May 1, 2013, pursuant to approval by the Fund’s board of trustees, including a majority of independent trustees, at its meeting held on March 14, 2013, BlackRock Investment Management, LLC (BlackRock) will become the manager of the Large-Cap Growth Portfolio. In order to facilitate this change, certain of the portfolio’s holdings will be sold and new investments purchased in accordance with recommendations by BlackRock. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the Fund, may begin this transitioning prior to May 1, 2013. PLFA and/or the Fund may retain a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with this transition.

Below is a summary of the expected principal investment strategies:

Under normal circumstances, this portfolio invests at least 80% of its assets in equity securities of large-capitalization companies. The portfolio primarily invests in large-capitalization stocks (stocks of companies with market capitalization of $2 billion or more) of U.S. companies that the manager believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The portfolio normally focuses its investments in 40 to 60 stocks.

The portfolio may also invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries.

In selecting securities, the manager seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

The manager may sell a holding when it appreciates to a stated target, it fails to perform as expected or other opportunities appear more attractive.

The following individual is anticipated to be the portfolio manager:

Lawrence G. Kemp, CFA

Managing director at BlackRock since 2012. Mr. Kemp was managing director of UBS Global AM from 2005 to 2012 and lead portfolio manager of UBS Global AM from 2002 to 2012. He has over 26 years of investment experience and has a BA from Stanford University and an MBA from the University of Chicago.

Form No.	15-41438-00

PSFSUP0313

SUPPLEMENT DATED MARCH 15, 2013

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated September 28, 2012 for the Alternative Strategies Portfolios and

Dated May 1, 2012 for the other Portfolios

This supplement revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated September 28, 2012 for the Alternative Strategies Portfolios, and dated May 1, 2012 for the other Portfolios, as supplemented September 28, 2012, December 19, 2012 and February 26, 2013 (together, the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are effective as of the date of the supplement. Remember to review the SAI for other important information.

ORGANIZATION AND MANAGEMENT OF THE FUND

The following is added to the Board of Trustees – Beneficial Interest of Trustees subsection:

SEC Rules require disclosure of information on the ownership of certain interests in securities of an investment adviser or principal underwriter of the Fund by each Trustee who is not an interested person of the Fund and his or her immediate family members. Gale K. Caruso, who serves as an Independent Trustee of the Fund, acquired debt securities issued by JP Morgan Chase & Co. (“JP Morgan Chase”) on July 13, 2012. Ms. Caruso reported to the Fund that the acquisition of the securities was inadvertent, and that she sold the debt securities issued by JP Morgan Chase on February 5, 2013. The approximate par value of the JP Morgan Chase securities held by Ms. Caruso was $50,000 as of December 31, 2012, representing less than  1⁄2 of 1% of the class of securities of the issuer.

Ms. Caruso is not an “interested person” (as that term is defined in the Investment Company Act of 1940) of PLFA, the adviser to the Fund. However, as a result of holding the above-noted position, Ms. Caruso may have been an “interested person” (during the applicable time period referenced above) of the International Value Portfolio, the Long/Short Large-Cap Portfolio, and JP Morgan Investment Management Inc. (which is indirectly controlled by JP Morgan Chase), the Manager to the Fund’s International Value Portfolio and Long/Short Large-Cap Portfolio, during the period that she held shares of JP Morgan Chase.

Form No.	15-41607-00

PSFSAI0313